LIFE INSURANCE SEPARATE ACCOUNTS OF

USAA LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS AND SCHEDULES

December 31, 2022

(WITH REPORT OF INDEPENDENT AUDITORS)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of USAA Life Insurance Company and the Policyowners

of the Life Insurance Separate Accounts of USAA Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Life Insurance Separate Accounts of USAA Life Insurance Company (comprised of the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP II Contrafund, the Fidelity VIP Equity-Income, the DWS Capital Growth, and the Alger American LargeCap Growth Fund Accounts) (the Company) as of December 31, 2022, the related summary of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the schedule of investments as of December 31, 2022, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022, the results of its operations and schedule of investments for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2004.

San Antonio, Texas

April 28, 2023

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Assets and Liabilities

December 31, 2022

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Assets:
Investments at fair value	$—	$4,242	$7,954	$160,935	$1,301	$152	$2,044	$23,037	$214	$406	$—	$—

Total assets	$—	$4,242	$7,954	$160,935	$1,301	$152	$2,044	$23,037	$214	$406	$—	$—

Liabilities:
Payable to USAA Life Insurance Company	—	—	—	—	—	—	—	—	—	—	—	—

Net assets	$—	$4,242	$7,954	$160,935	$1,301	$152	$2,044	$23,037	$214	$406	$—	$—

Net assets consists of:
Net assets attributable to policyowners’ reserves	$—	$4,242	$7,954	$160,935	$1,301	$152	$2,044	$23,037	$214	$406	$—	$—

Units outstanding Accumulation	—	97	151	3,480	39	3	78	15,065	4	12	—	—

Accumulation and annuity unit values	$40.27	$43.61	$52.68	$46.24	$33.54	$52.84	$26.10	$1.53	$51.41	$33.75	$98.96	$86.90

See accompanying notes to financial statements.

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Summary of Operations

For the Year Ended December 31, 2022

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Income:
Dividends from investments	$—	$61	$96	$466	$19	$3	$106	$340	$1	$8	$—	$—

Expenses:
Mortality and expense risk	—	30	55	1,140	9	1	14	146	1	3	—	—
Administrative fees	—	4	8	175	1	—	3	22	—	—	—	—

Total expenses	—	34	63	1,315	10	1	17	168	1	3	—	—

Net investment income (loss)	—	27	33	(849)	9	2	89	172	—	5	—	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of investments	—	30	102	1,327	—	4	(6)	—	1	—	—	—
Capital gain reinvestments	—	206	914	49,999	288	8	—	—	12	14	—	—

Realized gain (loss) on investments	—	236	1,016	51,326	288	12	(6)	—	13	14	—	—
Change in net unrealized appreciation (depreciation) on investments	—	(1,264)	(3,010)	(107,233)	(894)	(69)	(317)	—	(92)	(44)	—	—

Net realized and unrealized gain (loss) on investments	—	(1,028)	(1,994)	(55,907)	(606)	(57)	(323)	—	(79)	(30)	—	—

Increase (decrease) in net assets resulting from operations	$—	$(1,001)	$(1,961)	$(56,756)	$(597)	$(55)	$(234)	$172	$(79)	$(25)	$—	$—

See accompanying notes to financial statements.

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021

Fund Accounts

	Vanguard Diversified Value Portfolio		Vanguard Equity Index Portfolio		Vanguard Mid-Cap Index Portfolio		Vanguard Small Company Growth Portfolio		Vanguard International Portfolio		Vanguard REIT Index Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$—	$—	$27	$24	$33	$32	$(849)	$(832)	$9	$(11)	$2	$3
Realized gain (loss) on investments	—	—	236	218	1,016	750	51,326	12,344	288	187	12	8
Change in net unrealized appreciation (depreciation) on investments	—	—	(1,264)	926	(3,010)	1,172	(107,233)	14,504	(894)	(220)	(69)	50

Net increase (decrease) in net assets resulting from operations	—	—	(1,001)	1,168	(1,961)	1,954	(56,756)	26,016	(597)	(44)	(55)	61

Increase (decrease) in net assets
From contract transactions:
Purchases	—	—	—	—	—	—	9	4	—	1	—	—
Contract maintenance charges	—	—	(97)	(99)	(229)	(234)	(1,732)	(1,664)	(64)	(82)	(4)	(4)
Other redemptions	—	—	—	(3)	—	(4)	—	—	(1)	—	(1)	—

Net increase (decrease) in net assets from contract transactions	—	—	(97)	(102)	(229)	(238)	(1,723)	(1,660)	(65)	(81)	(5)	(4)

Net increase (decrease) in net assets	—	—	(1,098)	1,066	(2,190)	1,716	(58,479)	24,356	(662)	(125)	(60)	57
Net assets:
Beginning of period	—	—	5,340	4,274	10,144	8,428	219,414	195,058	1,963	2,088	212	155

End of period	$—	$—	$4,242	$5,340	$7,954	$10,144	$160,935	$219,414	$1,301	$1,963	$152	$212

	Vanguard High Yield Bond Portfolio		Vanguard Money Market Portfolio		Fidelity VIP II Contrafund® Portfolio		Fidelity VIP Equity-Income Portfolio		DWS Capital Growth Portfolio		Alger American LargeCap Growth Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets
From operations:
Net investment income (loss)	$89	$79	$172	$(166)	$—	$(1)	$5	$5	$—	$—	$—	$—
Realized gain (loss) on investments	(6)	2	—	—	13	36	14	47	—	—	—	—
Change in net unrealized appreciation (depreciation) on investments	(317)	(15)	—	—	(92)	29	(44)	34	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(234)	66	172	(166)	(79)	64	(25)	86	—	—	—	—

Increase (decrease) in net assets From contract transactions:
Purchases	1	—	799	744	—	—	—	—	—	—	—	—
Contract maintenance charges	(46)	(49)	(382)	(427)	(5)	(5)	(9)	(8)	—	—	—	—
Other redemptions	—	—	(58)	(1)	(1)	—	—	—	—	—	—	—

Net increase (decrease) in net assets from contract transactions	(45)	(49)	359	316	(6)	(5)	(9)	(8)	—	—	—	—

Net increase (decrease) in net assets	(279)	17	531	150	(85)	59	(34)	78	—	—	—	—
Net assets:
Beginning of period	2,323	2,306	22,506	22,356	299	240	440	362	—	—	—	—

End of period	$2,044	$2,323	$23,037	$22,506	$214	$299	$406	$440	$—	$—	$—	$—

See accompanying notes to financial statements.

5

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Schedule of Investments

December 31, 2022

Variable accounts	Underlying mutual fund	Shares	Net Asset Value Per Share	Costs	Value	% of Net Assets
Vanguard Diversified Value	VVIF Diversified Value Portfolio	—	$14.01	$—	$—	—%
Vanguard Equity Index	VVIF Equity Index Portfolio	84	50.74	3,581	4,242	2.1%
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio	372	21.38	7,655	7,954	4.0%
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio	10,889	14.78	198,618	160,935	80.4%
Vanguard International	VVIF International Portfolio	58	22.52	1,520	1,301	0.6%
Vanguard REIT Index	VVIF REIT Index Portfolio	13	11.53	146	152	0.1%
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio	294	6.95	2,251	2,044	1.0%
Vanguard Money Market	VVIF Money Market Portfolio	23,037	1.00	23,037	23,037	11.5%
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class	6	37.88	203	214	0.1%
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class	17	23.56	369	406	0.2%
DWS Capital Growth	DWS Capital Growth VIP, Class A shares	—	28.58	—	—	—%
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio	—	47.05	—	—	—%

6

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(1)	Organization

The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association (USAA). Under the terms of the registration, the Life Insurance Separate Account is authorized to issue an unlimited number of units. Units of the Life Insurance Separate Account are sold only in connection with a Variable Universal Life Policy issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Life Insurance Separate Account are clearly identified and distinguished from USAA Life. The Life Insurance Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Life Insurance Separate Account is divided into 12 variable fund accounts, which are invested in shares of a designated portfolio of the Vanguard Variable Insurance Fund (VVIF), Fidelity Variable Insurance Products (FVIP), DWS Investments Variable Series I, or the Alger American LargeCap Growth Fund as follows:

Fund account	Mutual fund investment
Vanguard Diversified Value	VVIF Diversified Value Portfolio
Vanguard Equity Index	VVIF Equity Index Portfolio
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio
Vanguard International	VVIF International Portfolio
Vanguard REIT Index	VVIF REIT Index Portfolio
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio
Vanguard Money Market	VVIF Money Market Portfolio
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class
DWS Capital Growth	DWS Capital Growth VIP, Class A shares
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio

Effective May 1, 2006, USAA Life, together with the Life Insurance Separate Account, ceased sales of variable universal life products. USAA Life took this action because it determined that it is not in the best interest of the USAA membership as a whole to continue supporting these product lines. Since that time, 99% of the product owners have terminated their contracts.

Vanguard International, Vanguard REIT Index, Fidelity VIP II Contrafund®, DWS Capital Growth, and Alger American LargeCap Growth were closed to investors as of October 14, 2006. Fidelity VIP Equity-Income was closed to investors as of April 16, 2007.

(2)	Summary of significant accounting policies

A.	Basis of presentation

Our accounting and reporting policies conform to accounting principles generally accepted in the United States of America (GAAP).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

B.	Security valuation

Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding mutual fund, which values their securities at fair value. Gains or losses on securities transactions are determined on the basis of the first-in first-out (FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on the ex-dividend date.

C.	Reinvestments

The net investment income and distributions of capital gains from the underlying mutual fund are reinvested in the Separate Account for the benefit of unit owners.

D.	Income taxes

Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Life Insurance Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Life Insurance Separate Account for federal income taxes. USAA Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

E.	New accounting pronouncements issued but not yet effective

All new accounting standards and updates of existing standards issued but not yet effective as of December 31, 2022 were considered by management and did not relate to accounting policies and procedures pertinent to the Life Insurance Separate Account at this time or were not expected to have a material impact to the financial statements.

(3)	Expenses and related party transactions

A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis, which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. Due to the decreasing value of the funds year over year, the actual percentage of mortality and expense risk charge may be lower than 0.75%. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus, a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life is the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2022, the total mortality and expense risk charge was $1,399.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the maintenance of the policies and each variable fund account. On the policy’s effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by the rider, and a recurring maintenance charge of $5. During the year ended December 31, 2022, the total charge was $213.

A transfer charge of $25 will be deducted for each value transfer between variable fund accounts in excess of $18 per policy year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an “administrative processing fee.” For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

8

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

A 3% premium charge is deducted from the policyholder’s premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder’s premium payments until the policyholder’s gross amount of premium payments received exceeds the sum of the policyholder’s Annual Target Premium payments payable over 10 years.

(4)	Investments

The following table summarizes purchases and sales activity for each corresponding mutual fund for the year ended December 31, 2022.

Variable Fund Account	Purchases	Sales
Vanguard Diversified Value	$—	$—
Vanguard Equity Index	—	97
Vanguard Mid-Cap Index	—	229
Vanguard Small Company Growth	9	1,732
Vanguard International	—	65
Vanguard REIT Index	—	5
Vanguard High Yield Bond	1	46
Vanguard Money Market	799	440
Fidelity VIP II Contrafund®	—	6
Fidelity VIP Equity-Income	—	9
DWS Capital Growth	—	—
Alger American LargeCap Growth	—	—

(5)	Fair value measurements

Financial Accounting Standards Board (FASB) guidance on fair value measurements establishes a three-level valuation hierarchy for disclosure of assets and liabilities measured at fair value. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows.

•	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical assets and liabilities that can be accessed at the measurement date.

•

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly.

•	Level 3 - inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As quoted market prices are available, the underlying mutual fund investments are classified as Level 1 within the valuation hierarchy.

9

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(6)	Changes in units outstanding

The changes in units outstanding for the years ended December 31, 2022 and 2021 were as follows:

	2022			2021
Variable accounts	Units issued	Units redeemed	Net Increase (Decrease)	Units issued	Units redeemed	Net Increase (Decrease)
Vanguard Diversified Value	—	—	—	—	—	—
Vanguard Equity Index	—	2	(2)	—	2	(2)
Vanguard Mid-Cap Index	—	4	(4)	—	4	(4)
Vanguard Small Company Growth	—	35	(35)	—	28	(28)
Vanguard International	—	2	(2)	—	1	(1)
Vanguard REIT Index	—	—	—	—	—	—
Vanguard High Yield Bond	—	2	(2)	—	2	(2)
Vanguard Money Market	574	338	236	488	280	208
Fidelity VIP II Contrafund®	—	—	—	—	—	—
Fidelity VIP Equity-Income	—	—	—	—	1	(1)
DWS Capital Growth	—	—	—	—	—	—
Alger American LargeCap Growth	—	—	—	—	—	—

(7)	Subsequent events

The need for additional disclosures and/or adjustments resulting from subsequent events has been evaluated through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

10

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

A summary of accumulation unit values (AUV), accumulation units outstanding, net investment income (loss), net assets, investment income ratios, expense ratios and total returns for each year or period ended December 31 are presented in the table below.

Variable accounts for each year	AUV	Accumulation units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)
Vanguard Diversified Value
2022	40.27	—	$—	$—	—%	0.75%	-12.19%
2021	45.84	—	—	—	—%	0.75%	29.41%
2020	35.40	—	—	—	—%	0.75%	37.32%
2019	31.91	—	—	—	—%	0.75%	24.59%
2018	25.58	—	—	3	—%	0.75%	-9.89%
Vanguard Equity Index
2022	43.61	97	27	4,242	1.34%	0.75%	-18.87%
2021	53.73	99	24	5,340	1.22%	0.75%	27.53%
2020	42.11	101	35	4,274	1.71%	0.75%	52.46%
2019	35.90	104	39	3,730	1.88%	0.75%	30.18%
2018	27.55	107	328	2,940	2.25%	0.75%	-5.30%
Vanguard Mid-Cap Index
2022	52.68	151	33	7,954	1.13%	0.75%	-19.46%
2021	65.39	155	32	10,144	1.09%	0.75%	23.37%
2020	52.98	159	53	8,428	1.49%	0.75%	52.43%
2019	45.21	164	49	7,415	1.46%	0.75%	29.77%
2018	34.80	169	30	5,899	1.19%	0.75%	-10.07%
Vanguard Small Company Growth
2022	46.24	3,480	(849)	160,935	0.27%	0.75%	-25.93%
2021	62.42	3,515	(832)	219,414	0.37%	0.75%	13.33%
2020	55.06	3,543	(154)	195,058	0.65%	0.75%	55.28%
2019	45.03	3,573	(381)	160,919	0.49%	0.75%	27.07%
2018	35.42	3,604	(537)	127,627	0.39%	0.75%	-8.00%
Vanguard International
2022	33.54	39	9	1,301	1.32%	0.75%	-30.68%
2021	48.36	41	(11)	1,963	0.28%	0.75%	-2.32%
2020	49.48	42	8	2,088	1.21%	0.75%	104.60%
2019	31.64	44	9	1,403	1.41%	0.75%	30.07%
2018	24.29	47	12	1,136	0.98%	0.75%	-13.35%
Vanguard REIT Index
2022	52.84	3	2	152	1.72%	0.75%	-26.87%
2021	72.23	3	3	212	2.18%	0.75%	39.10%
2020	51.90	3	3	155	2.70%	0.75%	23.12%
2019	54.96	3	3	169	2.50%	0.75%	27.75%
2018	42.99	3	3	135	2.82%	0.75%	-6.12%
Vanguard High Yield Bond
2022	26.10	78	89	2,044	5.02%	0.75%	-10.11%
2021	29.02	80	79	2,323	4.20%	0.75%	2.82%
2020	28.20	82	104	2,306	5.52%	0.75%	20.10%
2019	26.88	84	111	2,254	5.86%	0.75%	14.63%
2018	23.42	86	354	2,020	6.10%	0.75%	-3.57%

11

LIFE INSURANCE SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

Variable accounts for each year	AUV	Accumulation units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)
Vanguard Money Market
2022	1.53	15,065	$172	$23,037	1.50%	0.75%	0.59%
2021	1.52	14,829	(166)	22,506	0.01%	0.75%	-0.93%
2020	1.53	14,621	(52)	22,356	0.52%	0.75%	0.70%
2019	1.53	14,155	316	21,695	2.23%	0.75%	1.18%
2018	1.51	13,718	751	20,715	1.85%	0.75%	0.99%
Fidelity VIP II Contrafund®
2022	51.41	4	—	214	0.42%	0.75%	-26.89%
2021	70.29	4	(1)	299	—%	0.75%	26.83%
2020	55.40	4	—	240	0.48%	0.75%	69.02%
2019	42.75	4	—	190	0.58%	0.75%	30.46%
2018	32.74	5	(81)	149	0.24%	0.75%	-7.15%
Fidelity VIP Equity-Income
2022	33.75	12	5	406	1.95%	0.75%	-5.72%
2021	35.78	12	5	440	1.95%	0.75%	23.87%
2020	28.86	13	3	362	1.88%	0.75%	33.38%
2019	27.26	13	4	350	2.17%	0.75%	26.29%
2018	21.55	13	4	284	2.23%	0.75%	-9.09%
DWS Capital Growth
2022	98.96	—	—	—	—%	0.75%	-31.27%
2021	143.96	—	—	—	—%	0.75%	21.82%
2020	118.13	—	—	—	—%	0.75%	87.62%
2019	85.60	—	—	—	—%	0.75%	35.97%
2018	62.89	—	—	—	—%	0.75%	-2.41%
Alger American LargeCap Growth
2022	86.90	—	—	—	—%	0.75%	-39.14%
2021	142.72	—	—	—	—%	0.75%	10.97%
2020	128.57	—	—	—	—%	0.75%	110.35%
2019	77.55	—	—	—	—%	0.75%	26.34%
2018	61.32	—	—	—	—%	0.75%	1.36%

A.

These amounts represent the dividends, excluding reinvestments of capital gains distributed, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account may cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

B.

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

C.	The AUV total return amounts are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

12

USAA LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

AND SCHEDULES

DECEMBER 31, 2022 and 2021

(WITH REPORT OF INDEPENDENT AUDITORS)

Report of Independent Auditors

The Audit Committee

USAA Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of USAA Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

A member firm of Ernst & Young Global Limited

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 25, 2023

A member firm of Ernst & Young Global Limited

USAA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2022 and 2021

(Dollars in millions, except per share data)

	2022	2021
Admitted Assets
Cash and invested assets:
Bonds	$23,233	$22,056
Perpetual preferred stocks	—	30
Non redeemable preferred stocks	50	58
Investments in common stock of wholly-owned subsidiaries	83	85
Common stocks	10	10
Mortgage loans on real estate, net	2,680	2,322
Cash and cash equivalents	352	421
Policy loans	160	157
Other invested assets	519	376
Receivables for securities	11	3
Securities lending reinvested collateral assets	123	167

Total cash and invested assets	27,221	25,685
Investment income receivable	239	227
Uncollected and deferred premiums	31	37
Reinsurance recoverable from reinsurers	140	138
Net deferred tax asset	106	86
Receivables from affiliates	10	8
Other admitted assets	16	10
Separate account assets	5	7

Total admitted assets	$27,768	$26,198

Liabilities and Capital and Surplus
Liabilities:
Aggregate reserve for life and accident and health contracts	$17,926	$17,151
Liability for deposit-type contracts	2,436	2,105
Contract claims	176	264
Policyholder dividends and provision for policyholder dividends	39	39
Interest maintenance reserve	235	272
Accrued general expenses	57	66
Current federal income taxes payable	165	98
Remittances and items not allocated	384	154
Asset valuation reserve	263	239
Funds held under reinsurance treaties	3,041	2,844
Payable to affiliates	67	91
Payable for securities lending	123	167
Other liabilities	207	118
Separate account liabilities	5	7

Total liabilities	25,124	23,615

Capital and Surplus:
Capital:
Common capital stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	3	3
Surplus:
Deferred gain on coinsurance reinsurance	141	—
Paid-in and contributed surplus	144	144
Unassigned surplus	2,356	2,436

Total surplus	2,641	2,580

Total capital and surplus	2,644	2,583

Total liabilities and capital and surplus	$27,768	$26,198

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2022 and 2021

(Dollars in millions)

	2022	2021
Income
Premiums and annuity considerations	$2,055	$(3,771)
Considerations for supplementary contracts and dividend accumulations	94	104
Net investment income	1,108	1,110
Commissions and expense allowance on reinsurance ceded	256	124
IMR adjustments for reinsurance ceded	(17)	238
Other income	57	31

Total income (loss)	3,553	(2,164)

Benefits, reserve changes and expenses
Death and other policy benefits and adjustments	942	927
Annuity benefits	344	390
Surrender benefits and withdrawals for life contracts	427	763
(Decrease) increase in aggregate reserve for contracts	774	(4,900)
General insurance expenses	506	528
Other expenses	374	125
Increase in loading on deferred and uncollected premiums	4	18

Total benefits, reserve changes and expenses	3,371	(2,149)

Income (loss) before policyholder dividends, federal income taxes and net realized capital gains (losses)	182	(15)
Policyholder dividends	39	39

Income (loss) before federal income taxes and net realized capital losses	143	(54)
Federal income taxes expense (benefit)	67	(38)

Loss before net realized capital losses	76	(16)
Net realized capital losses, net of capital gains tax (benefit) of $(1) and $9 and $1 and $128 transferred to the interest maintenance reserve, respectively	(24)	(16)

Net income (loss)	$52	$(32)

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Capital and Surplus

Years ended December 31, 2022 and 2021

(Dollars in millions)

	2022	2021
Capital
Common stock	$3	$3

Total capital	3	3

Surplus
Deferred gain on coinsurance reinsurance	141	—
Paid-in and contributed surplus	144	144

Unassigned surplus:
Beginning of year	2,436	2,301
Net income (loss)	52	(32)
Change in net unrealized capital gains	34	29
Change in net deferred income tax	56	10
Change in nonadmitted assets	(39)	18
Change in asset valuation reserve	(24)	(14)
Dividends to stockholders	(18)	(14)
Deferred gain on coinsurance reinsurance	(142)	142
Prior year adjustments	1	(4)

End of year	2,356	2,436

Total surplus	2,641	2,580

Total capital and surplus	$2,644	$2,583

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2022 and 2021

(Dollars in millions)

	2022	2021
Cash from operations
Premiums collected, net of reinsurance	$2,150	$(3,667)
Net investment income	1,105	1,148
Miscellaneous income	256	267
Benefit and loss related payments	(1,744)	(1,932)
Commissions and expenses paid	(892)	(757)
Dividends paid to policyholders	(39)	(40)
Federal and foreign income taxes recovered (paid)	1	(25)

Net cash from operations	837	(5,006)

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,326	7,702
Stocks	30	37
Mortgage loans	121	116
Other invested assets	288	17
Miscellaneous proceeds	49	—

Total investment proceeds	3,814	7,872

Cost of investments acquired:
Bonds	4,529	5,288
Mortgage loans	480	324
Other invested assets	385	37
Miscellaneous applications	7	149

Total investments acquired	5,401	5,798
Net decrease in policy loans	2	(8)

Net cash from investments	(1,589)	2,082

Cash from financing and miscellaneous sources
Net deposits on deposit-type contracts	255	170
Dividends to stockholders	(18)	(14)
Other cash provided	446	2,937

Net cash from financing and miscellaneous sources	683	3,093

Net change in cash and cash equivalents	(69)	169

Cash and cash equivalents:
Beginning of year	421	252

End of year	$352	$421

Other non-cash activity reported:
Bonds and stocks security exchanges	$409	$128
Commitments in tax credits	130	32
Interest credited to policyholders	76	73
Interest capitalization	1	1

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(1)	Summary of Significant Accounting Policies

A.	Nature of Operations

USAA Life Insurance Company (also referred to as we, us, and our, unless otherwise denoted) is a wholly-owned subsidiary of United Services Automobile Association (USAA). We market individual life insurance policies, annuity contracts, and accident and health policies primarily to individuals eligible for membership in USAA, and we sell certain policies to non-members through third-party arrangements. We are licensed to do business in the District of Columbia and in all states, with the exception of New York. Our subsidiary insurance company, USAA Life Insurance Company of New York (Life NY), is licensed to sell life and annuity contracts in New York. Of our noninsurance subsidiary businesses, USAA Life General Agency, Inc. (LGA), offers additional products of other insurance companies requested by USAA members, which are not sold by us, and USAA Annuity Services Corporation (UASC) facilitates the sale of annuity and structured settlement products to other parties.

B.	Accounting Practices

We prepare statutory financial statements in accordance with the requirements of Texas law. The Texas Department of Insurance (Department) has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (APPM), as amended, as reflected in the Texas Administrative Code, Title 28, Section 7.18. The March 2022 version of the APPM is currently in effect, setting out applicable Statements of Statutory Accounting Principles (SSAPs). The Department requires Texas insurers to apply applicable SSAPs, in conjunction with Texas statutes, Department rules, and the directives, instructions, and orders of the Texas insurance commissioner, in determining and reporting its financial condition and operating results and for determining its solvency. The Department has also adopted optional exceptions and modifications to the SSAPs, which we have opted not to implement.

There are no differences between our net income (loss) and surplus and the NAIC SSAP and accounting practices prescribed or permitted by the Department.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Department requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

D.	Accounting Policies

Investments

Bonds are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Amortization of premium or discount on bonds is calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities expect for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Loan-backed and structured securities, excluding non-rated residual tranches or interests, shall be reported at amortized cost, except for those with an NAIC designation of 6, which shall be reported at the lower of amortized cost or fair value. Amortization of premium or discount on loan-backed and structured securities are calculated using the scientific (constant yield) interest method. The retrospective

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

adjustment method is used to value all securities except for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Our investment in non-redeemable preferred stock is carried at fair value.

Common stock investment in our wholly-owned insurance subsidiary, Life NY is stated at underlying statutory equity. Investments in our unaudited wholly-owned non-insurance subsidiaries, LGA and UASC have been nonadmitted in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP 97). Common stocks also includes our investment in Federal Home Loan Bank (FHLB) capital stock, which is carried at par value.

Mortgage loans on real estate, net are stated at their unpaid principal balance, net of valuation allowance.

Policy loans are stated at their aggregate unpaid balance.

Other invested assets include primarily our investments in joint ventures, limited liability companies and other forms of partnerships. These investments are carried at the underlying audited U.S. GAAP equity of the investee as defined in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, (SSAP 48). For those investments with affiliated entities, they are accounted for using the equity method as defined in SSAP 97. As a part of our community reinvestment initiatives, we have made equity investments in certain limited partnership and limited liability companies that finance the construction and rehabilitation of affordable rental housing, as well as stimulate economic development in low to moderate income communities. These investments are carried at proportional amortized cost as specified in SSAP No. 93, Low Income Housing Tax Credit Property Investments. Investments in surplus notes are stated at amortized cost if assigned an NAIC designation 1 to 2; otherwise, they are stated at the lower of amortized cost or fair value as specified in SSAP No. 41R, Surplus Notes. Investments in non-rated residual tranches or interests are also reported within Other invested assets and reported at the lower of cost or fair value.

Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statutory Statements of Operations. Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

We periodically review the value of our invested assets for other-than-temporary impairment (OTTI). If a decline in the fair value of the investment is deemed to be other-than-temporary (OTT), the difference between carrying value and the expected recovery value is charged to income as a realized capital loss.

Securities lending reinvested collateral is stated at the statutory value of the underlying investments comprising the reinvested collateral in accordance with investment policies above.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and short-term highly liquid marketable securities with original maturities of less than three months at the time of purchase. At December 31, 2022 and 2021, cash included $2 million and $2 million, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from our use. Notes receivable from affiliates are included in cash equivalents and are carried at their outstanding principal balance. We did not own any short-term investments during the reporting periods.

Uncollected and Deferred Premiums

Uncollected premiums are gross premiums that are due and unpaid as of the reporting date, net of loading. Uncollected premiums more than 90 days past due are nonadmitted and therefore, are not presented in these financial statements. Deferred premiums are a current policy’s entire premium to the next policy anniversary date, less any deferred premiums that have been collected, net of loading.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Aggregate Reserve for Policies and Contracts

Reserves for traditional life insurance that are not subject to Principle Based Reserves are computed using the Net Level Premium Method or the Commissioners Reserve Valuation Method (CRVM). Interest rate assumptions range from 2.50% to 4.50%. Life insurance mortality assumptions are based on the 1958 CSO/CET, 1980 CSO/CET, 2001 CSO mortality tables (including the Preferred Class Structure mortality tables), or 2017 CSO mortality tables (including the Preferred Class Structure mortality tables). Reserves for traditional life insurance that are subject to Principle Based Reserves are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rate assumption used for the Net Premium Reserve Method range from 3.00% to 4.00%. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by Valuation Manual 20 Reserves (VM-20).

Universal life reserves are computed by the method specified in the NAIC Universal Life Model Regulation. Interest rate assumptions range from 1.00% to 4.50%. Bank Owned Life Insurance (BOLI) reserves are equal to our share of the actual gross account values. Deferred annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII. Annuity interest rate assumptions are the statutory interest rates. Interest rates range from 3.00% to 8.75%. Reserves for annuities in payout status are computed as the present value of future benefits. Annuity interest rate assumptions are the statutory interest rates or contract guaranteed rates, whichever are more conservative. Mortality assumptions are based on the 1983a, A2000, or 2012 IAR mortality tables. Interest rates range from 0.00% to 7.75%.

The Active Life Reserves for Income Replacement policies issued through 1993 are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1964 CDT table. The Active Life Reserves for policies issued in 1994 and later are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1985 CIDA. The Disabled Life Reserves are valued using a 3.00% interest rate and the 1985 CIDC table. The Active Life Reserves for In-Hospital Cash policies are valued on a two-year full preliminary term basis, using 4.00% interest and a modification of the 1969 Society of Actuaries Intercompany Experience study. The Active Life Reserves for Issue Age and Attained Age Standardized Medicare Supplement Plans are valued on a two-year full preliminary term basis using 4.00% interest for issues prior to 2013, 3.50% for issues between 2013 and 2020, 3.00% for 2021 and later issues, and a modification of the 1994 Tillinghast claim cost tables.

Insurance Revenues and Expenses

Premiums on traditional life insurance products are recognized as revenues as they become due from policyholders under the terms of the insurance contract. Universal life premiums and annuity considerations are recognized when received while health premiums are earned ratably over the term of the related insurance policies. Benefits, policy administration, and other expenses are recognized as incurred over the lives of the policies. Premiums on a new third-party product offered to non-members on a commission basis, started recognizing revenue in August 2020 at the launch of a third-party distribution protected deferred annuity (PDA) product.

Capitalization policy

Capitalized software is amortized over a 3 year period using the straight-line method. Capitalized leasehold improvements are depreciated over the shorter of estimated useful life or lease term using the straight-line method. We recognized depreciation and amortization expense of $27 and $35 in 2022 and 2021, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Fair Value of Financial Instruments

The fair value estimates of our financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at any one point in time, our entire holdings of a particular financial instrument. In addition, the tax ramifications related to the effect of fair value estimates have not been considered in the estimates. Under our supervision, the fair value of debt and equity securities presented was determined using an independent pricing service.

Federal Income Taxes

We are included in the consolidated federal income tax return filed by our parent, USAA. Members of the consolidated group are jointly and severally liable for the group’s consolidated income tax liability under Regulation Section 1.1502-6(a). Current taxes are allocated to the separate subsidiaries of USAA based upon a written tax allocation agreement, whereby companies receive a current benefit to the extent that their losses are utilized by the consolidated group. However, for separate company financial statement purposes, our accounting policy is to report taxes on a separate company reporting basis. Separate company current taxes are computed at a 21% rate on regular taxable income adjusted for any consolidated benefits allocated to the companies. Any balance in Current federal income taxes recoverable, if applicable, represents federal income taxes recoverable from USAA, and any balance in Current federal income taxes payable, if applicable, represents federal income taxes payable to USAA, according to the allocation agreement.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in Unassigned surplus in the period that includes the enactment date.

The Inflation Reduction Act (Act) was enacted on August 16, 2022 and included a new Corporate Alternative Minimum Tax (CAMT) which will be effective for tax years beginning after December 31, 2022. USAA has determined that its average adjusted financial statement income is expected to be above the thresholds for 2023 and will be required to perform CAMT calculations for the year ended December 31, 2023.

E.	Current Vulnerability Due to Certain Concentrations

We mitigate our concentration risk through the use of reinsurance and by conducting business in 49 states, and the District of Columbia.

F.	Basis of Accounting

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which vary in some respects from GAAP. The more significant of these differences are as follows:

Policy Acquisition Costs

The costs of acquiring business are expensed when incurred; under GAAP, certain acquisition costs, to the extent recoverable, would be deferred and amortized over the periods benefited.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Investments

Investments in bonds are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments are classified as available-for-sale, which are reported at fair value with unrealized holding gains and losses reported in accumulated other comprehensive income. The asset valuation reserve (AVR), which is not required by GAAP, is determined by an NAIC formula and provides a valuation allowance for invested assets. In addition, a liability for the interest maintenance reserve (IMR) has been recorded to capture the realized capital gains and losses for fixed income investments due to interest rate changes. IMR is not required by GAAP.

Securities Lending

Securities lending collateral reinvested in debt securities is carried at the lower of amortized cost or fair value based on their NAIC rating. For GAAP, collateral reinvested in debt securities is carried at fair value.

Subsidiaries

The financial statements of our subsidiaries are not consolidated with our financial statements as would be required under GAAP; rather, these investments are carried at their net equity value with amounts actually received in the form of dividends included in investment income, while undistributed equity in Net income is included with unrealized gains and losses on investments as a credit or charge to Unassigned surplus.

Nonadmitted Assets

Certain assets designated as nonadmitted are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are charged directly to Unassigned surplus; under GAAP, such assets are included in the balance sheet.

Reinsurance

Ceded reinsurance amounts related to policyholder liabilities are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Premiums

Premiums are taken into income over the premium paying period of the related policies, with some investment contracts being accounted for under the deposit method of accounting. Under GAAP, premiums that are in excess of policy charges are deferred.

Deferred Income Taxes

Gross deferred tax assets are reduced by valuation allowance adjustments when it is more likely-than-not that all or a portion of the deferred tax asset will not be realized. Admitted deferred tax assets are limited to 1) the amount of federal income taxes paid in the prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (IRS) tax loss carryforward provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state income taxes.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets that are not more likely-than-not to be realized.

Policyholder Dividends

A liability for undistributed income allocable to participating policyholders has not been recorded as would be required under GAAP.

Policy Reserves

Policy reserves are based on statutory-basis mortality and interest requirements without consideration of withdrawal, except for Principle Based Reserves. Statutory reserves may differ from reserves based on best estimates with a provision for adverse deviation of mortality, interest and withdrawals.

Reserve Valuation

Reserve valuation changes for existing policies, prescribed under statutory accounting principles, are accounted for as adjustments to Unassigned surplus in the year in which they occur. No entry is required under GAAP.

G.	Going Concern

Management does not believe there are any conditions or events, considered in the aggregate, that raise doubt about our ability to continue as a going concern.

(2)	Accounting Changes and Correction of Errors

We recorded immaterial corrections as prior year adjustments to surplus in aggregate amounts of $1 and ($4) as of December 31, 2022 and 2021, respectively.

In 2021, the deferred gain on coinsurance reinsurance was reflected in Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. In compliance with SSAP No. 61, Life and Health Reinsurance, the balance was reclassified to a separate line under Surplus as Deferred gain on coinsurance reinsurance. See Note 13 for additional information on closed block annuity reinsurance transactions.

Accounting changes

In 2022, we had a change in valuation basis related to the reserves for immediate annuity policies. The adjustment is due to the application of the interest rate affecting the reserve computation. The change is using the prescribed valuation rate in VM-22 rather than the minimum of either the contract rate or prescribed valuation rate in VM-22 in the calculation of the reserves for immediate annuities. This change resulted in a decrease of $9 of reserves for immediate annuities and supplemental contracts with and without life contingencies issued in 2022. The change did not impact surplus as the change in valuation basis is prospective and only applies to new policies and reserves per SSAP No. 51R, Life Contracts and SSAP No. 3, Accounting Changes and Correction of Errors.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(3)	Investments

A.	Investments in Debt and Equity Securities

The statement value and fair value of investments in debt and equity securities are as follows:

	December 31, 2022
Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$48	$—	$(6)	$42
All other governments	173	1	(27)	147
States, territories and possessions	231	4	(19)	216
Political subdivisions of states, territories and possessions	460	15	(1)	474
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	3,049	45	(270)	2,824
Industrial and miscellaneous	19,159	84	(2,999)	16,244
Hybrid securities	113	—	(15)	98

Total debt securities	$23,233	$149	$(3,337)	$20,045

	December 31, 2021
Debt and equity securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$49	$1	$—	$50
All other governments	165	15	(2)	178
States, territories and possessions	248	51	—	299
Political subdivisions of states, territories and possessions	630	143	—	773
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	3,432	511	(3)	3,940
Industrial and miscellaneous	17,399	1,286	(109)	18,576
Hybrid securities	133	14	(5)	142
Redeemable preferred stocks	30	—	(10)	20

Total debt and equity securities	$22,086	$2,021	$(129)	$23,978

The fair value of debt and equity securities was determined using an independent security pricing service, which may differ from NAIC prescribed fair values used for statutory reporting purposes. See Note 4 regarding fair value measurement.

The statement value and fair value of debt and equity securities at December 31, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2022		2021
	Statement Value	Fair Value	Statement Value	Fair Value
Due in one year or less	$549	$545	$414	$422
Due after one year through five years	3,633	3,475	3,226	3,423
Due after five years through ten years	4,077	3,761	4,993	5,503
Due after ten years	11,531	9,156	10,776	11,823
Mortgage-backed securities	3,443	3,108	2,677	2,807

Total debt and equity securities	$23,233	$20,045	$22,086	$23,978

Proceeds from the activity of investments in bonds, and the related capital gains and losses and OTTI on bonds and other invested assets, are as follows:

	Years Ended December 31
	2022	2021
Proceeds from bonds:
Sales	$2,409	$6,242
Proceeds from other than sales	1,335	1,623

Total proceeds from bonds	$3,744	$7,865

Net realized capital gains (losses):
Bonds:
Gross realized capital gains on sales	$76	$624
Gross realized capital losses on sales	(93)	(2)

Net realized capital gains (losses) losses on bond sales	(17)	622
Net realized capital gains on dispositions other than sales	14	5
Net realized losses on dispositions other than sales	(1)	—
OTTI	(18)	(15)

Total bond net realized capital gains (losses)	(22)	612
Preferred stocks	—	(7)
Other invested assets	—	(2)

Net realized capital gains (losses) before federal income taxes	(22)	603
Realized capital gains transferred to IMR, net of taxes	(2)	(482)
Federal income tax expense	—	137

Net realized capital losses	$(24)	$(16)

Note: Current and prior year total proceeds from bonds includes prepayment penalties and non-cash exchanges.

During 2022 and 2021, we recognized total OTTI charges of $18 and $15, respectively.

Gross investment income was $1,128 and $1,126 during 2022 and 2021, respectively. Investment and interest expenses were $20 and $16 for 2022 and 2021, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Set forth below are gross unrealized losses and fair values for debt and equity securities stated at amortized cost, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as follows:

	December 31, 2022
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$32	$(6)	$2	$—	$34	$(6)
All other governments	136	(23)	8	(4)	144	(27)
States, territories and possessions	135	(17)	6	(2)	141	(19)
U.S. political subdivisions of states, territories and possessions	36	(1)	—	—	36	(1)
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	1,763	(243)	80	(27)	1,843	(270)
Industrial and miscellaneous	11,884	(1,938)	2,779	(1,061)	14,663	(2,999)
Hybrid securities	60	(7)	38	(8)	98	(15)

Total debt securities	14,046	(2,235)	2,913	(1,102)	16,959	(3,337)

Equity securities:
Non redeemable preferred stocks	15	—	19	(5)	34	(5)

Total debt and equity securities	$14,061	$(2,235)	$2,932	$(1,107)	$16,993	$(3,342)

	December 31, 2021
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$2	$—	$—	$—	$2	$—
All other governments	21	(2)	—	—	21	(2)
States, territories and possessions	8	—	—	—	8	—
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	115	(3)	8	—	123	(3)
Industrial and miscellaneous	4,040	(93)	258	(16)	4,298	(109)
Hybrid securities	32	—	42	(5)	74	(5)
Redeemable preferred stocks	—	—	20	(10)	20	(10)

Total debt securities	4,218	(98)	328	(31)	4,546	(129)

Equity securities:
Non redeemable preferred stocks	—	—	19	(5)	19	(5)

Total debt and equity securities	$4,218	$(98)	$347	$(36)	$4,565	$(134)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We monitor our debt investment securities for OTTI when the fair value of the security has declined below amortized cost. The evaluation for potential OTTI is performed on an individual security basis based upon the facts and circumstances of that security and the probability of recovery. If it is determined that the decline is OTT, the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. At December 31, 2022 and 2021, the unrealized losses on investment securities are not considered other than temporarily impaired but rather the result of current interest rate conditions. Although we have the positive intent and ability to hold any securities in an unrealized loss position to anticipated recovery, management may sell a security in response to unanticipated asset liability matching needs, significant market movements, or changes in business plans.

B.	Loan-Backed and Structured Securities

For loan-backed and structured securities, we considered cash flow analysis, rating agency analysis, market and sector conditions, and qualitative and quantitative information specific to the issuer of the security to determine if impairment was OTT.

Loan-backed securities for which OTTI have been recognized and are classified as follows at December 31:

	2022

		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Intent to sell	$54	$—	$5	$49

Total	$54	$—	$5	$49

	2021

		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Intent to sell	$5	$—	$—	$5
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	11	—	6	5

Total	$16	$—	$6	$10

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Below are the loan-backed securities held at the end of the year for which OTTI have been recognized based on the fact that the present value of projected cash flows expected to be collected is less than the amortized cost of the securities:

2022
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
3137F8TF0	6	6	1	6	6	03/31/2022
55316PAG2	4	3	1	3	3	06/30/2022
55316PAJ6	10	8	2	8	8	06/30/2022
55316PAJ6	6	6	1	6	6	09/30/2022

Total	XXX	XXX	$5	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

2021
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
05947UD62	11	5	6	5	5	03/31/2021

Total	XXX	XXX	$6	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

Loan-backed and structured securities in unrealized loss positions as of year-end, stratified based on length of time continuously in these unrealized loss positions, are as follows:

	2022	2021
Aggregate amount of unrealized loss
Less than twelve months	$237	$14
Twelve months or longer	107	1
Aggregate fair value of securities with unrealized loss
Less than twelve months	$2,303	$636
Twelve months or longer	468	25

C.	Securities Lending Collateral

Securities lending program

Under the terms of our securities lending program, initial collateral (either in the form of cash or investment securities) is required at a rate of 102% and 105% of the market value of a loaned domestic and foreign security, respectively. The cash collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent into short-term investments. The reinvested collateral of $123 and $167 in 2022 and 2021, respectively, was reported as Securities lending reinvested collateral assets and the offsetting collateral liability is reported as Payable for securities lending on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2022 and 2021, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We receive primarily cash collateral in an amount in excess of the fair value of the securities lent. Our lending agent reinvests the cash collateral in higher yielding securities than the securities which we lend to other entities under the arrangement.

The aggregate amount of our collateral liability under our securities lending program is as follows at December 31:

	Fair Value
	2022	2021
Open	$123	$167
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—

Subtotal	123	167
Securities received	—	—

Total collateral received	$123	$167

The aggregate amount of our collateral asset (received and reinvested) is as follows at December 31:

	2022		2021
	Amortized Cost	Fair value	Amortized Cost	Fair value
Open (cash)	$123	$123	$167	$167
30 days or less	—	—	—	—
31 to 60 days	—	—	—	—
61 to 90 days	—	—	—	—
91 to 120 days	—	—	—	—
121 to 180 days	—	—	—	—
181 to 365 days	—	—	—	—
1 to 2 years	—	—	—	—
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—

Subtotal	$123	$123	$167	$167
Securities received	—	—	—	—

Total collateral reinvested	$123	$123	$167	$167

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Collateral investment maturities are primarily short term in nature but may vary depending upon the type of security, which can range from overnight to three years. To manage the liquidity risk resulting from the mismatch of collateral repayment requirements and the maturity of invested collateral, the program requires minimum levels of investments that mature on an overnight basis. These overnight investments create significant liquidity in case of a large unexpected demand for the return of collateral. Liquidity can also be generated through the sale of short-term investments held in the collateral portfolio, or, if necessary, by increasing the rate paid by us on the cash collateral in order to attract liquidity from borrowers in an extreme liquidity crisis. Additionally, we include these investments as part of the overall evaluation of debt securities for OTTI. We have not recognized any OTTI on invested collateral received for loaned securities.

Loaned securities

We engage in securities lending whereby certain securities from our portfolio are loaned to other institutions for short periods of time. The total amount of loaned securities as of December 31, 2022 and 2021 were $150 and $158, respectively. We maintain full ownership rights to the securities loaned and accordingly, the loaned securities are classified as investments. These securities loaned are restricted, see Note 3F.

Securities are loaned in exchange for collateral, primarily on an overnight basis, with a maximum maturity of 90 days.

D.	Mortgage Loans

At December 31, 2022 and 2021, our investment in mortgage loans was $2,680 and $2,322, respectively.

The maximum loan-to-value ratio of any loan at the time of the loan was 71.2% in 2022 and 2021. The rate of interest on our new commercial mortgage loans ranged from 2.90% to 6.15% in 2022 and 2.71% to 3.70% in 2021.

All mortgage loans were current and the recorded investment was current and not past due greater than 30 days at December 31, 2022 and 2021.

The commercial real estate loans consist of participating and direct origination loans. In evaluating the credit quality of commercial real estate loans, we assess the performance of the loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value (LTV) and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to refinance or sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower.

The average LTV ratio is based on our most recent estimate of the fair value for the underlying property, which is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A lower LTV indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The LTV ratio for commercial real estate loans by property type is as follows:

	2022				2021
	< 30%	30-50%	51-75%	Total	< 30%	30-50%	51-75%	Total
Property type
Hospitality	$22	$14	$104	$140	$—	$39	$108	$147
Industrial	14	94	316	424	15	74	257	346
Multi-family	—	50	1,117	1,167	—	29	857	886
Office	6	104	320	430	—	101	336	437
Retail	—	19	278	297	—	5	304	309
Self-storage	19	43	93	155	—	31	77	108
Student Housing	—	—	67	67	—	—	89	89

Total recorded investment	$61	$324	$2,295	$2,680	$15	$279	$2,028	$2,322

% of total	2%	12%	86%	100%	1%	12%	87%	100%
Weighted-average LTV ratio	0.26	0.43	0.59	0.57	0.28	0.41	0.59	0.57

The debt service coverage ratio is based on normalized annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non- recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources. A 1.00 debt service coverage ratio indicates that the net operating income of the property is sufficient to meet debt service coverage payments.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The debt service coverage ratio of commercial mortgage loans by property type is as follows:

	2022				2021
	<1.10	1.20-2.00	Greater than 2.00	Total	<1.10	1.20-2.00	Greater than 2.00	Total
Property type:
Hospitality	$117	$22	$—	$139	$146	$—	$—	$146
Industrial	—	165	259	424	—	62	284	346
Multi-family	98	659	410	1,167	—	583	303	886
Office	—	280	151	431	—	253	184	437
Retail	—	182	115	297	—	114	195	309
Self-storage	—	13	142	155	—	—	108	108
Student Housing	—	40	27	67	—	28	62	90

Total recorded investment	$215	$1,361	$1,104	$2,680	$146	$1,040	$1,136	$2,322
% of total	8%	51%	41%	100%	6%	45%	49%	100%
Weighted- average debt coverage ratio	0.88	1.57	2.53	1.91	(0.54)	1.61	2.42	1.87

The commercial real estate loan portfolio is geographically dispersed across the United States. At December 31, 2022 and 2021, the four geographic regions with the highest concentration of our commercial real estate loan portfolio were: the pacific, southwest, mideast, and northeast; and the pacific, southwest, northeast, and mideast, respectively..

	2022		2021
	Loan Balance	% of Outstanding Loan Balances	Loan Balance	% of Outstanding Loan Balances
East North Central	$292	10.90%	$293	12.62%
Mideast	379	14.15%	292	12.58%
Mountain	224	8.36%	85	3.66%
Northeast	348	12.99%	326	14.04%
Pacific	750	27.95%	643	27.68%
Southeast	166	6.20%	120	5.17%
Southwest	426	15.90%	388	16.71%
West North Central	95	3.55%	126	5.43%
Various (cross regional)	—	—%	49	2.11%

Total	$2,680	100.00%	$2,322	100.00%

We have no taxes, assessments or amounts advanced that are not included in the mortgage loan totals, and we have no impaired mortgage loans.

E.	Other Invested Assets

We have investments in unaffiliated partnership interests of $375 and $333 as of December 31, 2022 and 2021, respectively. We also have investments in non-rated residual tranches/interests of $2 as of December 31, 2022. The classifications for non-rated residual tranches/interests changed from bonds to other long-term invested assets, per changes adopted and effective as of December 31, 2022 to SSAP No. 43R, Loan-Backed and Structured Securities. In addition, we have an investment in an unaffiliated surplus debenture with Nationwide Mutual Insurance for $6 as of December 31, 2022 and 2021.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Low-Income Housing Tax Credits

We have investments of $136 and $37 in various LIHTCs for 2022 and 2021, respectively. Unexpired state premium tax credits have a remaining life between 3 - 8 years. There is no minimum required holding period and we are not aware of any regulatory review associated with our LIHTC investments. We recognized LIHTC benefits of $2 and $2 in 2022 and 2021, respectively.

Equity contributions committed to the LIHTC investments are included in Other Liabilities on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are as follows:

Year	Projected Contributions
2023	$46
2024	51
2025	29
2026	1
2027	1
Thereafter	2

Total	$130

F.	Restricted Assets

Set forth below is information regarding our restricted assets at December 31:

2022
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account Activity (a)	Total Separate Account Restricted Assets	Separate Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$123	$—	$—	$—	$123	$167	$(44)	$—	$123	0.44%	0.44%
FHLB capital stock	10	—	—	—	10	10	—	—	10	0.04%	0.04%
On deposit with states	215	—	—	—	215	201	14	—	215	0.77%	0.77%
Pledged as collateral to FHLB (including assets backing funding agreements)	51	—	—	—	51	—	51	—	51	0.18%	0.18%
Loaned securities	150				150	158	(8)		150	0.52%	0.54%
Separate account purchases awaiting reinvestment	—	—	2	—	2	2	—	—	2	0.01%	0.01%
Total restricted assets	$549	$—	$2	$—	$551	$538	$13	$—	$551	1.96%	1.98%

(a)	Subset of column 1
(b)	Subset of column 3

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2021
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$167	$—	$—	$—	$167	$69	$98	$—	$167	0.63%	0.64%
FHLB capital stock	10	—	—	—	10	10	—	—	10	0.04%	0.04%
On deposit with states	201	—	—	—	201	206	(5)	—	201	0.76%	0.77%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	54	(54)	—	—	—%	—%
Loaned securities	158				158	57	101		158	0.60%	0.60%
Separate account purchases awaiting reinvestment	—	—	2	—	2	2	—	—	2	0.01%	0.01%
Total restricted assets	$536	$—	$2	$—	$538	$398	$140	$—	$538	2.03%	2.05%

(a)	Subset of column 1
(b)	Subset of column 3

The restricted assets on deposit with states are bonds on deposit with various governmental agencies and others as required by law.

For further details regarding the restricted asset categories, see the corresponding notes shown below:

Restricted Asset Category	Note Disclosure
Collateral held under security lending agreements	Note 3C
FHLB capital stock	Note 8
Pledged as collateral to FHLB (including assets backing funding agreements)	Note 8
Loaned securities	Note 3C
Separate account purchases awaiting reinvestment	Note 1D

The collateral received and reflected as assets in financial statements is as follows at December 31:

2022
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$123	$123	0.44%	0.44%
Total collateral assets	$123	$123	0.44%	0.44%

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2021
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$167	$167	0.63%	0.64%
Total collateral assets	$167	$167	0.63%	0.64%

	2022		2021
	Amount	% of Liability to Total Liabilities	Amount	% of Liability to Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)	$123	0.49%	$167	0.71%
Recognized Obligation to Return Collateral Asset (Separate Account)	—	—	—	—

G.	5GI Securities

The following securities were designated as 5GI for period ending December 31, 2022 as the documentation necessary for the SVO to perform a full credit analysis was not available. The securities were current on all contractual interest and principal payments. The following table reflects 5GI securities at December 31, 2022:

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds – AC	4	—	$105	$—	$100	$—
Bonds – FV	—	—	—	—	—	—
LB&SS – AC	—	—	—	—	—	—
LB&SS – FV	—	—	—	—	—	—
Preferred Stock – AC	—	—	—	—	—	—
Preferred Stock – FV	—	—	—	—	—	—

Total	4	—	$105	$—	$100	$—

AC – Amortized Cost FV – Fair Value

H.	Prepayment Penalties and Acceleration Fees

For securities sold, redeemed or disposed, the prepayment penalties and acceleration fees in the statutory financial statements are as follows at December 31:

	2022	2021
	General Account
Number of CUSIPs	13	25
Aggregate amount of insurance income	$9	$35

(a) CUSIPs presented in whole numbers

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(4)	Financial Assets Measured at Fair Value

A.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties. The fair value of a liability is the amount at which the liability could be incurred or settled in a current transaction between willing parties.

Fair values are based on quoted market prices when available. If quoted market prices are not available for the specific security, then fair values are estimated using pricing models utilized by an independent pricing service to ascertain the fair values. Fair value is generally estimated using discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, we estimate fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

Our financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements (SSAP 100). SSAP 100 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instruments.

•	Level 3 – inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock when carried at the lower of cost or market.

Valuation techniques utilized by pricing services and prices obtained from external sources are reviewed by investment professionals who are familiar with the securities being priced and the markets in which they trade to ensure the fair value determination is representative of an exit price. Pricing services consider such data as widely published indices (benchmarks), recent trades, changes in interest rates, general economic conditions and the credit quality of the specific issuers.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The following tables summarize the assets and liabilities measured and reported at fair value in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and by the valuation hierarchy (as described above) as of December 31:

	2022
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Non redeemable preferred stocks	$—	$29	$21	$—	$50
Securities lending reinvested collateral assets	123	—	—	—	123
Separate account assets	5	—	—	—	5
Residual interests	—	1	—	—	1

Total assets at fair value/NAV	$128	$30	$21	$—	$179
Liabilities at fair value:
Payable for securities lending	$123	$—	$—	$—	$123
Separate account liabilities	5	—	—	—	5

Total liabilities at fair value/NAV	$128	$—	$—	$—	$128

Net fair value	$—	$30	$21	$—	$51

	2021
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Non redeemable preferred stocks	$—	$31	$27	$—	$58
Securities lending reinvested collateral assets	167	—	—	—	167
Separate account assets	7	—	—	—	7

Total assets at fair value/NAV	$174	$31	$27	$—	$232

Liabilities at fair value:
Payable for securities lending	$167	$—	$—	$—	$167
Separate account liabilities	7	—	—	—	7

Total liabilities at fair value/NAV	$174	$—	$—	$—	$174

Net fair value	$—	$31	$27	$—	$58

Level 1 Financial Instruments

Included within Level 1 are Securities lending reinvested collateral assets, Payable for securities lending, separate account assets and separate account liabilities which consist primarily of highly liquid mutual funds for which there are quoted prices in active markets. Where quoted prices are available in an active market, securities are classified in Level 1 of the valuation hierarchy.

Level 2 Financial Instruments

Included within Level 2 are non redeemable preferred stocks and non rated residual tranches/interests, which are required to be measured at fair value. The fair value of these securities was estimated by an independent pricing service utilizing pricing models to ascertain the fair values. The pricing models incorporate observable market data such as benchmark yields and recent trades. Based upon an analysis of the procedures and techniques developed by our independent pricing service, we determined that securities valued in this manner should be classified within Level 2 of the valuation hierarchy.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Level 3 Financial Instruments

Included within Level 3 securities are non redeemable preferred stocks which are required to be measured at fair value. The fair value of these securities were estimated using broker quotes to ascertain the fair values.

The table below includes a rollforward of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus amounts (including the change in fair value) for assets classified within Level 3 of the valuation hierarchy for the year ended December 31:

	2022	2021
	Non redeemable preferred stocks	Non redeemable preferred stocks
Assets at fair value, January 1	$27	$—
Transfers into Level 3	—	23
Transfers out of Level 3	—	—
Total realized gains (losses) included in net income	—	—
Total unrealized gains (losses) included in surplus	(6)	6
Purchases, issuances, and settlements (net):
Purchases	—	—
Sales	—	(2)
Issuances	—	—
Settlements	—	—

Assets at fair value, December 31	$21	$27

B.	The aggregate fair value and admitted fair values of financial instruments are as follows at December 31:

2022
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$20,044	$23,233	$3	$19,599	$436	$—	$6
Preferred stock	50	50	—	29	21	—	—
Common stock	93	93	—	—	—	—	93
Mortgage loans	2,454	2,680	—	—	2,454	—	—
Cash and cash equivalents	352	352	352	—	—	—	—
Policy loans	160	160	—	—	—	—	160
Other invested assets	519	519	—	8	—	—	511
Securities lending reinvested collateral assets	123	123	123	—	—	—	—
Separate account assets	5	5	5	—	—	—	—
Liabilities:
Liability for deposit-type contracts	1,961	2,436	—	—	1,961	—	—
Payable for securities lending	123	123	123	—	—	—	—
Separate account liabilities	5	5	5	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2021
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$23,959	$22,056	$3	$23,933	$17	$—	$6
Preferred stock	78	88	—	30	48	—	—
Common stock	95	95	—	—	—	—	95
Mortgage loans	2,403	2,322	—	—	2,403	—	—
Cash and cash equivalents	421	421	421	—	—	—	—
Policy loans	157	157	—	—	—	—	157
Other invested assets	377	376	—	8	—	—	369
Securities lending reinvested collateral assets	167	167	167	—	—	—	—
Separate account assets	7	7	7	—	—	—	—
Liabilities:
Liability for deposit type contracts	1,963	2,105	—	—	1,963	—	—
Payable for securities lending	167	167	167	—	—	—	—
Separate account liabilities	7	7	7	—	—	—	—

C.	Financial instruments for which it is not practicable to determine fair value are as follows at December 31:

	Carrying Value
Type of Financial Instrument	2022	2021	Effective Interest Rate	Maturity Date	Explanation
Assets:
Bonds	$6	$6	N/A	N/A	a
Common stock	93	95	N/A	N/A	b,c
Policy loans	160	157	1.0% to 7.4%	N/A	d
Other invested assets	511	369	N/A	N/A	a,e

(a)	Consists of tax credits for which there is no observable market value.
(b)	Consists of investments in FHLB for which there is no observable market value.
(c)	Consists of investments in affiliated entities for which there is no observable market value.
(d)	The carrying value of the policy loans approximates their fair value.
(e)	Consists of equity method investments for which there is no observable market value.

D.	We did not have any investments valued at NAV, which may be sold below NAV or for which there are significant restrictions in liquidation at December 31, 2022 and 2021.

(5)	Income Taxes

A.	Deferred Tax Asset

Management believes realization of the gross deferred tax assets is more likely-than-not based on the expectation such benefits could be utilized through loss carrybacks or by offsetting income from the reversal of existing taxable temporary differences, taxable income exclusive of reversing temporary differences, or tax-planning strategies.

Deferred tax assets and liabilities are valued at the rates at which they are expected to reverse in the future. The deferred tax assets and liabilities below have been valued at 21%.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The amount of deferred tax assets and deferred tax liabilities are as follows at December 31:

	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$367	$61	$428	$312	$58	$370
Statutory valuation allowance adjustments	—	—	—	—	—	—

Adjusted gross deferred tax assets	367	61	428	312	58	370
Deferred tax assets nonadmitted	163	48	211	129	52	181

Net admitted gross deferred tax assets	204	13	217	183	6	189
Deferred tax liabilities	98	13	111	97	6	103

Net admitted deferred tax asset	$106	$—	$106	$86	$—	$86

The Change in net deferred income tax reported in Unassigned surplus before consideration of nonadmitted assets is comprised of the following components at December 31:

	2022	2021	Change
Net gross deferred tax assets	$318	$267	$51
Tax effect of unrealized gains	9	4	5

Net tax effect without unrealized gains	$327	$271	$56

The amount of each result or component of the deferred tax admission calculation as of December 31 is shown below:

	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the lesser of the following threshold limitations:	106	—	106	86	—	86
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	106	—	106	86	—	86
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	381	XXX	XXX	375
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	98	13	111	97	6	103

Deferred tax assets admitted as a result of the application of SSAP No. 101	$204	$13	$217	$183	$6	$189

The risk-based capital (RBC) level to determine the applicable realization period and percentage from the realization threshold limitation table for RBC Reporting Entities at December 31 is as follows:

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	946%	1,080%
Adjusted capital and surplus used to determine recovery period and threshold limitation	$2,825	$2,761

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Our tax-planning strategies do not include the use of reinsurance-related tax-planning strategies. The impact of tax-planning strategies are as follows at December 31:

	2022		2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross deferred tax assets (DTAs) and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs amount	$367	$61	$312	$58	$55	$3
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	—%	—%	31%	—%	(31)%	—%
Net admitted adjusted gross DTAs amount	$204	$13	$183	$6	$21	$7
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	—%	—%	—%	—%	—%	—%

B.	Unrecognized Deferred Tax Liabilities

There are no temporary differences for which deferred tax liabilities are not recognized.

C.	Components of Current and Deferred Income Taxes

Current income taxes incurred consist of the following major components for the years ended December 31:

	2022	2021	Change
Federal	$67	$(38)	$105
Foreign	—	—	—

Subtotal	67	(38)	105
Federal income tax on net capital gains and IMR	—	137	(137)

Federal and foreign income taxes incurred	$67	$99	$(32)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below.

	2022	2021	Change
Deferred Tax Assets
Ordinary deferred tax assets:
Policyholder reserves	$195	$169	$26
Deferred acquisition costs	133	118	15
Policyholder dividend accrual	5	5	—
Fixed assets	21	9	12
Compensation and benefits accrual	7	9	(2)
Tax credit carry-forward	3	—	3
Other	3	2	1

Total ordinary gross deferred tax assets	367	312	55
Nonadmitted deferred tax assets	163	129	34

Admitted ordinary deferred tax assets	204	183	21

Capital deferred tax assets:
Investments	61	58	3

Total capital gross deferred tax assets	61	58	3
Nonadmitted deferred tax assets	48	52	(4)

Admitted capital deferred tax assets	13	6	7

Total admitted deferred tax assets	$217	$189	$28

Deferred Tax Liabilities
Ordinary deferred tax liabilities:
Investments	$67	$63	$4
Deferred and uncollected premium	13	15	(2)
Section 481 adjustment	8	11	(3)
Other	10	8	2

Total ordinary deferred tax liabilities	98	97	1

Capital deferred tax liabilities:
Investments	13	6	7

Total capital deferred tax liabilities	$13	$6	$7

Total deferred tax liabilities	$111	$103	$8

Net deferred tax assets	$106	$86	$20

There have not been any adjustments to gross deferred tax assets due to a change in circumstances that cause a change in judgment about the realizability of the related deferred tax assets.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

D.	Reconciliation of Federal Income Tax Rate to Actual Effective Rate

Our income tax incurred and Change in net deferred income tax differs from the amount obtained by applying the federal statutory rate of 21% to income before taxes as follows:

	2022	2021
Income before taxes	$121	$69

Provision computed at statutory rate	$25	$14
Increase (decrease) in incurred tax resulting from:
Nondeductible expenses for meals, penalties and lobbying	—	2
Tax-exempt income	—	(1)
Interest maintenance reserve	(8)	45
Change in nonadmitted assets	(2)	1
Prior year adjustments	(1)	(2)
Deferred Gain	—	30
Tax credit carryforward	(3)	—

Expected income tax expense	$11	$89

Current income tax expense with tax on capital gains	$67	$99
Change in net deferred income tax	(56)	(10)

Total statutory income tax expense	$11	$89

E.	Tax Carryforwards and Protective Tax Deposits

Any tax loss or credit carryforwards are shown below, along with the amount of federal income taxes incurred in the current and prior years, if any, which are available as of December 31, 2022 for recoupment in the event of future net losses. Due to the enactment of Tax Legislation, only capital tax losses are available for recoupment for Life insurance companies. Also shown are any protective tax deposits we made with the Internal Revenue Service under Section 6603 of the Internal Revenue Code which are deemed to be an admitted asset.

Tax credit carryforward:

Origination date	Expiration date	Amount
2022	2042	$3

Amount
Prior year federal tax incurred available for future losses
2022	$—
2021	99
2020	—
Protective tax deposit that is an admitted asset	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Consolidated Federal Income Tax Return

Our federal income tax return is filed in a consolidated group that consists of the following entities:

Catastrophe Reinsurance Company	USAA Insurance Agency, Inc.
Enterprise Indemnity Captive Insurance Company, Inc.	USAA Investment Corporation
Garrison Property and Casualty Insurance Company	USAA Investment Services Company
United Services Automobile Association	USAA Life General Agency, Inc.
USAA Annuity Services Corporation	USAA Life Insurance Company
USAA Capital Corporation	USAA Life Insurance Company of New York
USAA Casualty Insurance Company	USAA Property Holdings, Inc.
USAA Federal Savings Bank	Noblr Inc.
USAA Financial Services Corporation	USAA Savings Bank
USAA General Indemnity Company	UGSS, LLC
USAA Reciprocal Attorney In Fact, Inc.	USAA Residential Real Estate Services, Inc.

The method of allocation among the companies is subject to a written agreement, approved by our Board of Directors. The method of allocation chosen is in accordance with Internal Revenue Code Regulation 1.1502-33(d)(3), whereby profitable companies pay tax according to their separate return liability, and loss companies are credited with the tax benefit realized due to the utilization of their losses and credits. Intercompany tax balances are paid quarterly based on estimates and settled annually upon the completion of the consolidated tax return.

The 2019 through 2022 tax years remain subject to federal examination.

The amount of interest and penalties expense (benefit) recognized in the Statutory Statements of Operations is less than $1 for the years ended December 31, 2022 and 2021, respectively. We did not have any interest and penalties payable recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2022 and 2021.

G.	Federal and Foreign Income Tax Loss Contingencies

We have no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(6)	State Transferable and Non-Transferable Tax Credits

The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits is as follows as of December 31:

	2022
Description of State Transferable and Non-Transferable Tax Credits	State	Carrying Value	Unused Amount
Transferable tax credits:
ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	$2	$2
ADVANTAGE CAPITAL MS 6.084 03/01/28	MS	1	1
ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	2
ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	1
STONEHENGE CAPITAL SC 5.5 03/01/26	SC	1	1
STATE OF COLORADO, DEPARTMENT OF TREASURY	CO	1	2

		$8	$9

Non-transferable tax credits:
CAC 2021, LLC	VA	2	1

		$2	$1

Total state tax credits		$10	$10

	2021
Description of State Transferable and Non-Transferable Tax Credits	State	Carrying Value	Unused Amount
Transferable tax credits:
STONEHENGE CAPITAL SC 5.5 03/01/26	SC	$1	$—
ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	2	1
ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	—
ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	—

		$6	$1

Non-transferable tax credits:
CAC 2021, LLC	VA	$2	$2

		$2	$2

Total state tax credits		$8	$3

The state tax credits are amortized in accordance with a utilization schedule established at the time we purchased the tax credit. We estimated the utilization of the tax credits by comparing forecasted premiums with historical tax liabilities for that particular state. All of the state tax credits are admitted assets and reported on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

(7)	Related Party Transactions

A.	Transactions with Affiliates

1)

Effective March 12, 2021, USAA Financial Advisors Inc. (FAI), a wholly-owned subsidiary of Financial Planning Services, Inc., (FPS), and FPS, a wholly-owned subsidiary of USAA were dissolved. FAI was deregistered with the SEC as there was no longer a need for FAI to exist as a separate entity due to the decentralization and dissolution of FPS.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Functions traditionally associated with the selling and serving of our products; e.g. member contact center and sales management have been fully transitioned to USAA with the dissolution of FPS and USAA continues to allocate to the Property & Casualty (P&C) subsidiaries as appropriate.

2)

We received annuity considerations from UASC, a wholly-owned non-insurance subsidiary, of approximately $832 and $331 in 2022 and 2021, respectively, representing amounts received for structured settlements issued. See Notes 7C and 11A for additional information.

3)

We obtained our Board of Directors’ authority to enter into an intercompany funding agreement with CAPCO. Under certain provisions of this agreement, as well as a separate Written Consent to Action by the Board of Directors providing authorization for us to loan money within the USAA group of companies, we are authorized to loan funds in excess of the current cash requirements under guidelines established with the Department. At December 31, 2022 and 2021, we had notes receivable of $114 and $151, respectively. Interest income related to this lending activity was $1 and a de minimis amount for 2022 and 2021, respectively.

In addition, we are authorized under the same Written Consent of Action by the Board of Directors and certain provisions of the intercompany funding agreement with CAPCO to borrow up to $900 at any one time on an unsecured basis. While there were no borrowings outstanding as of December 31, 2022 and 2021, there were intra-month borrowing activities during the year for which interest expenses of de minimis amounts were recorded in 2022 and 2021.

Interest rates related to the intercompany funding agreement are based on the rate CAPCO could obtain in the open market and ranged from 0.05% to 4.28% and 0.04% to 0.08% in 2022 and 2021, respectively.

4)

Effective January 1, 2021, USAA and USAA Life entered into the Amended Reimbursement Agreement, increasing the maximum amounts reimbursable for certain compliance related expenses incurred by USAA Life:

Year	Maximum Reimbursable
2021	$90
2022	90
2023	80
2024	70
2025	70

The maximum amount reimbursable of $90 was received in 2022 and 2021.

B.	Amount Due From or To Related Parties

The total amount of Receivables from affiliates was $10 and $8 at December 31, 2022 and 2021, respectively. The total amount of Payables to affiliates was $67 and $91 at December 31, 2022 and 2021, respectively. Intercompany receivables and payables are fully settled each subsequent month.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Guarantees

We recognize the importance of maintaining a high level of financial strength and have taken certain actions to enhance and maintain the strength of our wholly-owned subsidiary Life NY. We have formally guaranteed that the Capital and Surplus of Life NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the Risk Based Capital (RBC) laws applicable to life insurance companies in New York. Further, as needed, we will provide Life NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life NY has the right to enforce the terms of this agreement in the event that Life NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by our wholly-owned non- insurance subsidiary UASC. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. See Note 11A for further information.

D.	Management or Service Contracts and Cost-Sharing Arrangements

1)

Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The aggregate amount of such services was $396 and $413, for 2022 and 2021, respectively.

We allocate these and other expenses to affiliates for administrative services performed by us. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of our allocations to all affiliates was $82 and $54 for 2022 and 2021, respectively.

We have been the provider of services and have billed USAA Investment Services Company (ISCO) in the amount of $1 and $2 for 2022 and 2021, respectively. We also have administrative services allocation agreements with Life of NY and LGA. The expense allocated to these subsidiaries through these agreements totaled $50 and $52 for 2022 and 2021 respectively. These amounts are included in Other income.

2)	During 2022 and 2021, we were direct billed by USAA for marketing expenses of $38 and $33. These amounts are included in General insurance expenses.

3)

We have an agreement with USAA Federal Savings Bank (FSB) regarding servicing of tax-sheltered annuity loans and the acquisition of products through financial centers and marketing activities for certain member segments. FSB contracted services were $7 and $3 in 2022 and 2021, respectively. These amounts are included in General insurance expenses.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.	All Subsidiary, Controlled and Affiliated (SCA) Investments

Balance Sheet Value (Admitted and Nonadmitted) All SCAs (Except 8bi Entities)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	100%	$6	$—	$6
USAA Annuity Services Company	100%	2	—	2

Total SSAP No. 97 8b(iii) Entities	XXX	$8	$—	$8
SSAP No. 97 8b(iv) Entities

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities	XXX	$8	$—	$8
(except 8bi entities)
Aggregate Total	XXX	$8	$—	$8

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received	NAIC Disallowed Entities Valuation Method,, Resubmiss ion Required	Code
(Should be same entities as shown in M(1) above.)				Y/N	Y/N	**
a. SSAP No. 97 8a Entities

Total SSAP No. 97 8a Entities	XXX	XXX	$—	XXX	XXX	XXX
b. SSAP No. 97 8b(ii) Entities

Total SSAP No. 97 8b(ii) Entities	XXX	XXX	$—	XXX	XXX	XXX
c. SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
USAA Annuity Services Company	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A

Total SSAP No. 97 8b(iii) Entities	XXX	XXX	$—	XXX	XXX	XXX
d. SSAP No. 97 8b(iv) Entities

Total SSAP No. 97 8b(iv) Entities	XXX	XXX	$—	XXX	XXX	XXX
Total SSAP No. 97 8b Entities	XXX	XXX	$—	XXX	XXX	XXX
(except 8bi entities)
Aggregate Total	XXX	XXX	$—	XXX	XXX	XXX

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

Our insurance subsidiary, Life NY, does not utilize any permitted or prescribed practices.

(8)	Debt

A.	Capital Notes

We did not have any capital note obligations outstanding during the financial statement reporting periods. We have an intercompany lending and funding agreement with CAPCO. This agreement is described further in Note 7.

B.	Federal Home Loan Bank (FHLB) Agreements

We became a member of the FHLB of Dallas in August 2015. Membership was established primarily as an additional source of liquidity, but advances may be used in a spread capacity.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

1)	FHLB Capital Stock

a)	Aggregate Totals

	Total	General Account	Separate Accounts
1. Current Year
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	10	10	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$10	$10	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,580	XXX	XXX
2) Prior Year-end
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	10	10	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$10	$10	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,418	XXX	XXX

The borrowing capacity was determined as the largest amount that could be borrowed while still maintaining compliance with Chapter 422, Asset Protection Act of the Texas Insurance Code.

b)	Membership Stock (Class A and B) Eligible and Not Eligible for Redemption at December 31:

			2022
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

			2021
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2)	Collateral Pledged to FHLB

a)	Amount Pledged as of Reporting Date

1.	Current Year

	2022
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$48	$51	$—
Current Year General Account Maximum Collateral Pledged	48	51	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$—	$—	$—

2.	Prior Year

We did not have any collateral pledged to FHLB as of December 31, 2021.

b)	Maximum Amount Pledged During Reporting Period

1.	Current Year

	2022
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$50	$51	$—
Current Year General Account Maximum Collateral Pledged	50	51	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$56	$53	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2.	Prior Year

	2021
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$56	$53	$—
Current Year General Account Maximum Collateral Pledged	56	53	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$72	$69	$—

3)	Borrowing from FHLB

a)	Amount as of the Reporting Date

We did not have any borrowings from FHLB as of December 31, 2022 or 2021.

b)	Maximum Amount during Reporting Period

We did not have any maximum amount pledged during 2022 or 2021.

c)	FHLB – Prepayment Obligations

We did not have any borrowings from FHLB as of December 31, 2022 or 2021.

(9)	Employee Benefit Plans

A.	Defined Benefit Plans

Employees who were hired before June 1, 2007 or are employed on or after January 1, 2021 are covered under a defined benefit pension plan administered by USAA, which is accounted for on a group basis. Benefits accrued prior to September 1, 2007 are determined based on years of service and the employee’s final average pay as defined in the plan.

All employees as of December 31, 2020, who were actively employed as of January 1, 2021, were provided a one-time pay credit to their cash balance account as of January 1, 2021 equal to 3-9% of 2020 eligible earnings, depending on the employee’s age as of the end of 2020.

Beginning in 2021, all employees are eligible for a cash balance pension benefit under the same plan. The cash balance pension benefit provides employees an amount equal to 3% of annual eligible earnings credited to a notional account that grows with interest credits. Interest is calculated as of December 31 each year by multiplying the notional account balance as of January 1 of the same year by a variable interest rate. The variable interest rate is equal to the 10-year Treasury rate for October of the year prior to the year of the credit. The rate will not be less than 0%, nor exceed 3%. Employees are fully vested in the cash balance pension benefit after completing three years of vesting service. Employees hired on or after January 1, 2021 must meet participation requirements before becoming a participant in the plan.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

USAA also sponsors two nonqualified unfunded plans designed to restore benefits that would have been payable under the pension plan but were limited by federal tax law limitations. There are no nonqualified pension benefits accrued on or after January 1, 2021. Instead, eligible plan participants receive benefits through the nonqualified defined contribution plan.

B.	Defined Contribution Plan

Substantially all of our employees are eligible to participate in USAA’s defined contribution plans. Prior to 2021, new participants were automatically enrolled with a contribution rate of 8% but could subsequently opt out or adjust the contribution rate. We have matched participant contributions dollar for dollar up to a maximum of 8% of a participant’s compensation. Participants fully vest in our matching contributions after two years of vesting service.

Beginning in 2021, new participants are automatically enrolled with a contribution rate of 4%, which automatically increases to 6% upon their one-year anniversary, but can subsequently opt out or adjust the contribution rate. We match participant contributions two dollars for one dollar, up to a maximum of 8% of a participant’s compensation. USAA provides an employer match true-up feature, where USAA calculates the match each eligible employee received and compares it to the match each eligible employee should have received based on total contributions for the year. If an adjustment is needed, eligible employees will receive a separate contribution in the following year, as soon as administratively possible. For 2022 and 2021, our expenses related to the plan totaled $11 and $10, respectively.

USAA also provided another defined contribution benefit, Retirement Plus, which is available to substantially all of our employees hired prior to January 1, 2021. Beginning in 2021, USAA will no longer provide a Retirement Plus contribution to employees. Retirement Plus is an age-based contribution which ranges from 3% to 9% of annual pay. The contribution is deposited into each participant’s retirement account annually. These contributions are managed by the participants. The contributions become 20% vested upon the participant’s completion of two years of vesting service and increase 20% each year such that the participant’s new retirement benefit shall be 100% vested upon the completion of six years of vesting service. For the year ended December 31, 2022, there were no expenses associated with Retirement Plus benefit due to its discontinuance in 2021. We noted a de minimis amount for the Retirement Plus benefit for the year ended December 31, 2021. These amounts are included in General insurance expenses.

An outside corporate trustee holds the funds for the defined benefit and defined contribution plans.

C.	Consolidated/Holding Company Plans

We participate in a qualified, noncontributory defined benefit pension plan and a defined contribution retirement plan sponsored by USAA. In addition, we provide certain other postretirement benefits to retired employees through a plan sponsored by USAA. USAA allocates amounts to us for the pension plan based on salary expense and for the postretirement plan based on number of employees. USAA allocates amounts to us for the defined contribution retirement plan based upon actual employer contributions to employee accounts.

The net (benefit) expense associated with these plans is as follows for the years ended December 31:

	2022	2021
Qualified pension plan	$1	$1
Postretirement benefit plan	2	2
Defined contribution retirement plan	10	10

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(10)	Capital and Surplus

A.	Capital and Surplus

We have authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 2022 and 2021 all of which has been issued to USAA.

We have authorized 1,200,000 shares of non-voting Series A-F, Adjustable, Cumulative, Perpetual Preferred Stock (Preferred Stock), $100 par value. There are no shares issued and outstanding at December 31, 2022 and 2021.

Common stock dividends of $18 and $14 were paid in 2022 and 2021, respectively.

B.	Dividend Restrictions

The maximum amount of dividends that can be paid by Texas insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions contained in the Holding Company Act, Title 6, Section 823.107 of the Texas Insurance Code. Generally, dividends may be declared and paid without prior approval if the amount does not exceed the greater of 10% of the insurer’s surplus as regards to policyholders at the end of the previous year, or its net gain from operations of the previous year. The maximum dividends that can be paid by us in 2023 without prior approval by the Department is $264.

C.	Unassigned surplus is represented or (reduced) by each of the following items at December 31:

	2022	2021	Change
Net unrealized gains (losses)	$96	$62	$34
Nonadmitted assets	(285)	(246)	(39)
Asset valuation reserve	(263)	(239)	(24)

There were no restrictions placed on Unassigned surplus during the financial statement reporting periods.

(11)	Contingencies

A.	Contingent Commitments

We have unfunded commitments in alternative investments of $192 and $16 as of December 31, 2022 and 2021, respectively. We have a liability recorded on the Statement of Admitted Assets, Liabilities and Capital and Surplus to fund commitments for future investments in LIHTC of $130 and $32 as of December 31, 2022 and 2021, respectively.

As noted in Note 7C, we have the following guarantee commitments for the benefit of affiliates:

We have formally guaranteed that the capital and surplus of Life of NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York. Further, as needed, we will provide Life of NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life of NY has the right to enforce the terms of this agreement in the event that Life of NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We have guaranteed certain structured settlement payments owed to claimants by UASC, a wholly- owned subsidiary. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. Because we cannot know for certain how long an individual will live, we cannot estimate the maximum potential amount of future payments. As UASC has assigned payments on the annuities to be paid directly by us to the claimants and as UASC is a wholly-owned subsidiary, we believe the risk of payment under the guarantees is remote and limited.

Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee. (include amount recognized at inception. If not initial recognition, document exception allowed under SSAP no. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Support Agreement with Life NY, a subsidiary, which requires us to maintain the Capital and Surplus at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York.	$0	Decrease in cash, increase in investment in SCA	We are unable to develop an estimate of the maximum potential amount of future payments.

We are in compliance

with all terms of the

Support Agreement.

As of December 31,

2022 and 2021, Life

NY’s Capital and

Surplus was in

excess of both (1) $6,

and (2) the amount

necessary to prevent

an action level event

under RBC laws

Guaranteed payment of structured settlement owed to Claimants by our wholly-owned subsidiary UASC	$0	Decrease in cash and increase in expenses	We are unable to develop an estimate of the maximum potential amount of future payments.	To date, claimants have received all payments when due.

Total	$0	XXX	XXX	XXX

B.	Assessments

We are subject to guaranty fund assessments (GFA) by the states in which we do business. At December 31, 2022 and 2021, we have accrued a liability for GFA of $12 and $5, respectively. The calculation is based on our 3-year average of premiums written in the state as a percentage of the National Organization of Life and Health Guaranty Associations (NOLHGA) stated summary of total premiums written in that state. This percentage is multiplied by the amount estimated to be in default. This amount represents our best estimate based on information received from NOLHGA regarding various insolvencies in the industry and could change due to many factors including our share of the ultimate cost of current insolvencies. The timing of the payments is uncertain as it is based upon the mortality or morbidity of covered individuals. We do not expect such assessments to have a significant adverse effect on our financial position or results of operations.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

An asset for premium tax credits related to these guaranty fund assessments has been established. Utilization of premium tax credits is dependent upon the rules of each state. The utilization varies from 1 to 20 years.

At December 31, 2022 and 2021, assets recognized from paid and accrued premium tax offsets and policy surcharges were $2 and $2, respectively. The 2022 and 2021 reconciliation activity for amortization of GFA credits and policy surcharges were less than $1 in each year.

C.	Joint and Several Liabilities

We did not have any joint and several liability arrangements during the financial statement reporting periods, except as disclosed in the Federal income taxes section of Note 1D.

D.	All Other Contingencies

In the ordinary course of business, we are routinely involved in judicial, regulatory, and governmental inquiries and other proceedings or investigations. These matters arise during our business activities and include matters that have been self-identified. We establish accruals for such matters when potential losses associated with the matters become probable and estimable. Although we do not anticipate additional significant adverse effects on our financial position, results of operations or cash flows, we generally cannot predict the outcome of the pending matters, the timing of the ultimate resolution of these matters, or any eventual loss, fines or penalties related to each pending matter. We have not accrued for potential losses which are either probable but not yet estimable or which are only reasonably possible but estimable.

We cede risks through reinsurance arrangements. One of its third-party reinsurers, Scottish Re (U.S.), Inc. (SRUS), was placed under regulatory supervision by the Delaware Insurance Commissioner on December 14, 2018.

We have been closely monitoring developments and on March 31, 2022 the Vice Chancellor of the Chancery Court of the State of Delaware issued an order approving Proposed Pre-plan Partial Loss Payments from Scottish Re to certain cedents before approval of the Rehabilitation plan. Receiver is therefore authorized to make pre-plan partial loss payments to cedents that have not received loss payments through September 20, 2020 in an aggregate amount of at least 43 percent through statutory offset. USAA is not directly impacted by this order. We will continue to monitor the litigation related to the proposed rehabilitation plan.

(12)	Other Items

A.	Subprime Mortgage Related Risk Exposure

We invest in securities which are backed by mortgage loans and therefore, by definition, we could be subject to losses emanating from the failure of the subprime market. We completed an examination of our asset-backed, residential mortgage-backed and commercial mortgage-backed portfolios and, with the exception of the amounts listed by category below, determined that we do not have additional exposure to subprime exposure because; 1) the securities are backed or insured by an agency of the U.S. Government; 2) the securities are issued by a corporate entity which does not participate in the subprime residential mortgage loan sector; or 3) the underlying loans backing the security are not subprime in nature. Although we are confident that we have minimal direct exposure, there is a possibility (albeit remote) that we could suffer losses (either directly or indirectly) in the future.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

As noted above, while we believe direct exposure to subprime mortgage loan risks are evident, loss is neither eminent nor expected. Our exposure to residential mortgage-backed securiies as of December 31, 2022 was less than $1. Our exposure to residential mortgage-backed securities as of December 31, 2021 was as follows:

	2021
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	OTTI Losses Recognized
Residential mortgage-backed securities	$5	$5	$5	$—

Total	$5	$5	$5	$—

We have no underwriting exposure to subprime mortgage risk.

B.	Depreciable Assets

The following table shows the depreciation method and the estimated useful lives (in years) of our depreciable assets:

	Depreciation Method	Useful Life
Leasehold improvements	Straight-line	1-15
Internally developed software	Straight-line	3

The following table presents the values of our depreciable assets:

	Net Book Value
	2022	2021
Internally developed software	$30	$37

Total	$30	$37

The following table shows the depreciation and amortization expense, as well as the accumulated depreciation and amortization as of December 31:

	Depreciation/Amortization Expense		Accumulated Depreciation/ Amortization
	2022	2021	2022	2021
Leasehold improvements	$—	$—	$—	$7
Internally developed software	27	35	111	92

Total	$27	$35	$111	$99

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Nonadmitted Assets

Our nonadmitted assets at December 31 consisted of the following:

	2022	2021	Change
Common stocks, affiliated	$8	$10	$(2)
Amounts recoverable from reinsurers	2	2	—
Net deferred tax asset	211	181	30
Electronic data processing equipment and software	61	53	8
Prepaid assets and other accounts receivable	3	—	3

Total nonadmitted assets	$285	$246	$39

(13)	Reinsurance

In 2022, we entered into a coinsurance with funds withheld agreement with Fortitude Re to reinsure 100% of reserves for approximately $1.2 billion of a closed block of legacy annuities. This agreement was executed on November 17, 2022 with an effective date of October 1, 2022. In 2021, we entered into a coinsurance agreement with Fortitude Re to reinsure 100% of our legacy annuity closed block of business on a funds withheld basis that represented approximately $3 billion in ceded reserves. This agreement was executed on October 28, 2021 with an effective date of October 1, 2021. Fortitude Re is a Bermuda based multiline reinsurance company specializing in providing transactional solutions for legacy life, annuity, and property and casualty lines of business.

In 2021, we entered into a coinsurance arrangement with Commonwealth Annuity and Life Insurance Company (CALIC) to reinsure 60% of our closed block of fixed rate annuity business representing approximately $3 billion in ceded annuity reserves. The reinsurance agreement was executed on July 28, 2021, with an effective date of July 1, 2021. CALIC is an insurance subsidiary of Global Atlantic Financial Group (Global Atlantic), a leading U.S. focused annuity, life insurance and reinsurance company.

We are party to several life reinsurance treaties with various reinsurers to mitigate the risk of over concentration. We continually monitor the financial condition of our reinsurers. Our current policy for all life insurance products is to reinsure the portion of any risk in excess of $1 million with a $250 thousand corridor on the life of any one individual on a Yearly Renewable Term (YRT) basis. For term insurance, we have entered into certain reinsurance treaties that were based on a first dollar quota-share pool, and these agreements have quota-share coinsurance varying from 36% to 90% of the risk, up to the normal retention limit. Once our $1 retention limit has been reached, the quota-share pool also reinsures the remaining risk above our retention.

The ceding of reinsurance does not discharge us from our primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse us for the related liability.

We have also established first dollar quota-share agreements for some fixed deferred annuities to better manage interest rate, lapse and credit risk, as well as improve capital management. The annuity coinsurance agreements cede up to 65% of the risk to our reinsurance partners.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, is $4,982 and $3,179 as of December 31, 2022 and 2021, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(14)	Participating Policies

Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The provision for policyholders’ dividends is based on current dividend scales. Income attributable to participating policies in excess of policyholder dividends is restricted by several states for participating policyholders of those states; otherwise, income in excess of policyholder dividends is accounted for as belonging to the stockholders.

As of December 31, 2022 and 2021, premiums under individual life participating policies were $64 or 6% and $66 or 6%, of total individual life premiums earned. We account for our dividends based upon current dividend scales. We paid dividends in the amount of $39 and $40 to policyholders in 2022 and 2021, We allocated $38 as a provision for dividends payable in 2023. We did not allocate any additional income to participating policyholders.

For the years ended December 31, 2022 and 2021, premiums under individual accident and health participating policies were $2 or 0.4% for both years, of total individual and group accident and health premiums earned. No dividends are anticipated for these participating policies.

(15)	Premium Deficiency Reserves

We evaluated the need for a premium deficiency reserve September 30, 2022, and determined that a reserve was not needed as of December 31, 2022. Anticipated investment income was utilized as a factor in the premium deficiency calculation.

(16)	Reserve for Life Contracts and Deposit-Type Contracts

A.

We waive deduction of deferred fractional premiums upon death of the insured and refund any portion (in whole months) of the final premium paid beyond the date of death. Reserves are the greater of the legally computed reserves and the surrender value; thus, there are no surrender values promised in excess of reserves held.

B.

For substandard lives, extra premiums are charged. Reserves are based on the severity of the impairment and make a provision for the expected excess mortality. For permanent policies, the extra mortality is based on the 1958 CSO, 1980 CSO, 2001 CSO, or 2017 CSO tables. For term insurance, the extra mortality is accounted for by a multiple of the gross premium.

C.

As of December 31, 2022 and 2021, we had $10,894 and $13,261, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of Texas, and for which we held reserves of $33 and $44 at December 31, 2022 and 2021, respectively.

D.

The tabular interest for individual interest-sensitive products and supplemental contracts has been calculated from the basic policy values by determining actual investment-related increases in policy fund value, net of non-investment income items. The tabular interest for participating whole life products has been determined using approximations recommended by the NAIC, net of non-investment income items. The remaining portion of the tabular interest for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

For individual annuities and supplementary contracts, “Tabular Less Actual Reserves Released” has been calculated according to the NAIC formula described in the instructions.

The tabular cost for individual interest sensitive life products has been calculated from the basic policy values. The remaining portion of the tabular cost for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.

The tabular interest for deposit-type contracts has been determined by applying the actual investment- related increases in fund value net of non-investment income items. The tabular interest has been calculated according to the NAIC formula described in the instructions.

F.	The nature of other increases (net) in reserve and other net changes in reserves for deposit-type contracts are investment-related increases in policy fund value not attributable to investment income.

(17)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics were as follows as of December 31:

A.	Individual Annuities:

	2022
	General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$5,572	$—	$5,572	22%
b. At book value less current surrender charge of 5% or more	1,554	—	1,554	6%
c. At fair value	—	5	5	—%

d. Total with market value adjustment or at fair value (total of a through c)	7,126	5	7,131	28%
e. At book value without adjustment (minimal or no charge or adjustment)	10,950		10,950	45%
(2) Not subject to discretionary withdrawal	6,742	—	6,742	27%

(3) Total gross	24,818	5	24,823	100%

(4) Reinsurance ceded	12,825		12,825

(5) Total net	$11,993	$5	$11,998

(6) Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:	$423	$—	$423

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2021
	General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$1,991	$—	$1,991	10%
b. At book value less current surrender charge of 5% or more	1,294	—	1,294	6%
c. At fair value	—	7	7	—%

d. Total with market value adjustment or at fair value (total of a through c)	3,285	7	3,292	16%
e. At book value without adjustment (minimal or no charge or adjustment)	11,619	—	11,619	58%
(2) Not subject to discretionary withdrawal	5,282	—	5,282	26%

(3) Total gross	20,186	7	20,193	100%
(4) Reinsurance ceded	8,857	—	8,857

(5) Total net	$11,329	$7	$11,336

(6) Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:	$483	$—	$483

B.	Deposit-Type Contracts (no life contingencies):

	2022
	General Account	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	—%
b. At book value less current surrender charge of 5% or more	—	—%
c. At fair value		—%

d. Total with market value adjustment or at fair value (total of a through c)	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	37	2%
(2) Not subject to discretionary withdrawal	2,399	98%

(3) Total gross	2,436	100%
(4) Reinsurance ceded	—

(5) Total net	$2,436

(6) Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2021
	General Account	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	—%
b. At book value less current surrender charge of 5% or more	—	—%
c. At fair value		—%

d. Total with market value adjustment or at fair value (total of a through c)	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	37	2%
(2) Not subject to discretionary withdrawal	2,068	98%

(3) Total gross	2,105	100%
(4) Reinsurance ceded	—

(5) Total net	$2,105

(6) Amount included in B(1)b. above that will move toB(1)e. in the year after the statement date:	$—

C.	Life & Accident & Health Annual Statement

Reconciliation to Annual Statement

	2022	2021
Life & Accident & Health Annual Statement:
Total annuities	$10,568	$9,917
Total supplementary contracts with life contingencies	1,424	1,412
Total deposit-type contracts	2,436	2,105

Subtotal	$14,428	$13,434
Separate Accounts Annual Statement:
Total annuities	5	7
Total supplementary contracts with life contingencies	—	—

Subtotal	$5	$7

Combined Total	$14,433	$13,441

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(18)	Analysis of Life Actuarial Reserves by Withdrawal Characteristic

	2022
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,985	$2,985	$3,007	$—	$—	$—
Other Permanent Cash Value Life Insurance	1,639	1,639	1,888	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,708	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	—	XXX	XXX	—
Disability - Active Lives	XXX	XXX	4	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	13	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—	XXX	XXX	—

Total Gross	$4,624	$4,624	$9,620	$—	$—	$—
Reinsurance Ceded	—	—	3,719	—	—	—

Total Net	$4,624	$4,624	$5,901	$—	$—	$—

	2021
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,964	$2,964	$2,987	$—	$—	$—
Other Permanent Cash Value Life Insurance	1,579	1,579	1,822	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,807	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	—	XXX	XXX	—
Disability - Active Lives	XXX	XXX	5	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	14	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—	XXX	XXX	—

Total Gross	$4,543	$4,543	$9,635	$—	$—	$—
Reinsurance Ceded	—	—	3,850	—	—	—

Total Net	$4,543	$4,543	$5,785	$—	$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Reconciliation to Annual Statement	Amount
	2022	2021
Life & Accident & Health Annual Statement:
Total Life Insurance	$5,818	$5,694
Total Accidental Death Benefits	—	—
Total Disability - Active Lives Section	1	1
Total Disability - Disabled Lives	9	9
Total Miscellaneous	73	81

Subtotal	$5,901	$5,785
Separate Accounts Annual Statement:
Total Life Insurance	—	—

Subtotal	$—	$—

Combined Total	$5,901	$5,785

(19)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows at December 31:

	2022		2021
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$(2)	$99	$13	$118

Totals	$(2)	$99	$13	$118

(20)	Change in Incurred Losses and Loss Adjustment Expenses

Health reserves for incurred claims and claims adjustment expenses attributable to insured events of prior years have decreased by $3 in 2022 and increased by $3 in 2021, as a result of re-estimation of unpaid claims and claims adjustment expenses principally on accident and health lines of insurance. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

(21)	Loss/Claim Adjustment Expenses

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2022 and 2021 was $1 and $2, respectively.

We incurred $8 and $8 and paid $9 and $7 of claim adjustment expenses during 2022 and 2021, respectively, of which $1 and $1, respectively, of the paid amount was attributable to insured or covered events of prior years. We decreased the provision for insured events of prior years as a result of favorable development.

(22)	Events Subsequent

The date to which events occurring after December 31, 2022, have been evaluated for possible adjustments to the financial statements or disclosures is April 25, 2023, which was the date on which the financial statements were available to be issued.